Exhibit 10.2
ACTIVISION BLIZZARD, INC.
2014 INCENTIVE PLAN
NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been awarded Restricted Share Units of Activision Blizzard, Inc. (the “Company”), as follows:
•Your name: [    ]
•Total number of Restricted Share Units awarded: [    ]
•Date of Grant: [    ]
•Grant ID: [    ]
•Your Award of Restricted Share Units is governed by the terms and conditions set forth in:
•this Notice of Restricted Share Unit Award;
•the Restricted Share Unit Award Terms attached hereto as Exhibit A;
•the Appendix attached hereto as Exhibit B, which may include special terms and conditions relating to your country of work and/or residence (the “Appendix”); and
•the Company’s 2014 Incentive Plan, the receipt of a copy of which you hereby acknowledge.
•Your Award of Restricted Share Units has been made in connection with your employment agreement with the Company or one of its Subsidiaries as a material inducement to your entering into or renewing employment with such entity pursuant to such agreement and is also governed by any applicable terms and conditions set forth in such agreement.
•Schedule for Vesting: Except as otherwise provided pursuant to the Restricted Share Unit Award Terms attached hereto as Exhibit A, as supplemented, modified, or replaced by the special terms and conditions, if any, set forth under your country of work and/or residence in the Appendix attached hereto as Exhibit B (together, the “Award Terms”), the Restricted Share Units shall vest as follows, provided you remain continuously employed by the Company or one of its Subsidiaries through the applicable vesting date:

Date of Vesting	No. of Shares Vesting at Vesting Date
[first anniversary of grant date]	[________________] (1/3 of total shares granted)
[second anniversary of grant date]	[________________] (1/3 of total shares granted)
[third anniversary of grant date]	[________________] (1/3 of total shares granted)
•Please sign and return to the Company this Notice of Restricted Share Unit Award, which bears an original signature on behalf of the Company. You are urged to do so promptly.
•Please return the signed Notice of Restricted Share Unit Award to the Company at:
Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Activision Blizzard, Inc.
2701 Olympic Boulevard Building B
Santa Monica, CA 90404
Attn: Stock Plan Administration
•Any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Award Terms.
•By accepting the Award, you agree that the definition of “Cause” set forth in the Award Terms and, if the Appendix for the United States of America is applicable to you and/or your Award, the definition of “Employment Violation” set forth therein, shall supersede any such definitions in the award terms applicable to any other outstanding equity awards granted to you by the Company and shall apply to such awards as if set forth in those award terms.
•By accepting the Award, you agree to be bound by the terms and conditions set forth in the 2014 Incentive Plan, this Notice of Restricted Share Unit Award and the Award Terms.  If you do not accept the Award by the first scheduled vesting date and you do not indicate your intention to decline the Award, your Award will be automatically accepted on your behalf and you will be deemed to have accepted the terms and conditions set forth in the 2014 Incentive Plan, this Notice of Restricted Share Unit Award and the Award Terms.

You should retain the enclosed duplicate copy of this Notice of Restricted Share Unit Award for your records.

ACTIVISION BLIZZARD, INC.

Julie Hodges
Chief People Officer

Date:
ACCEPTED AND AGREED:

[Name of Grantee]
Date:
Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

EXHIBIT A
ACTIVISION BLIZZARD, INC.
2014 INCENTIVE PLAN
RESTRICTED SHARE UNIT AWARD TERMS

1.Definitions.
(a)For purposes of these Award Terms, the following terms shall have the meanings set forth below:
“Award” means the award described on the Grant Notice.
“Cause” shall have the meaning given to such term in any written employment agreement, service contract or offer letter between the Grantee and the Company or any of its Subsidiaries from time to time or, if the Grantee is not then party to any written employment agreement, service contract or offer letter with the Company Group or any such written employment agreement, service contract or offer letter does not contain a definition of “cause,” “Cause” shall mean a good faith determination by the Company that the Grantee (A) engaged in misconduct or gross negligence in the performance of his or her duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of his or her employment; (B) engaged in fraud or dishonesty, or any other conduct that causes, or has the potential to cause, harm to any entity in the Company Group or Parent and its Subsidiaries, including its business reputation or financial condition; (C) violated any lawful directives or policies of the Company Group or of Parent and its Subsidiaries, including but not limited to those relating to sexual, gender-based or other harassment or discrimination, or any applicable Laws, rules or regulations; (D) materially breached his or her employment agreement, service contract, proprietary information agreement, restrictive covenant, or confidentiality agreement with any entity in the Company Group; (E) was convicted of, or pled guilty or no contest to, (1) a felony or (2) a misdemeanor involving dishonesty or moral turpitude; or (F) breached his or her fiduciary duties to the Company Group or to Parent and its Subsidiaries. For the avoidance of doubt, a failure to attain any applicable performance goals or financial metrics shall not, in and of itself, constitute Cause. Notwithstanding the foregoing, in no event shall the occurrence of any such condition constitute Cause unless (x) Parent provides notice to the Grantee of the existence of the condition giving rise to Cause within 60 days following its knowledge of its existence and (y) the Grantee fails to cure such condition within 30 days following the date of such notice.
“Common Shares” means the shares of common stock, par value $0.000001 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 hereof.
“Company” means Activision Blizzard, Inc. and any successor thereto.
“Company Group” means the Company and its Subsidiaries.
“Company-Sponsored Equity Account” means an account that is created with the Equity Account Administrator in connection with the administration of the Company’s equity plans and programs, including the Plan.
“Date of Grant” means the Date of Grant of the Award set forth on the Grant Notice.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

“Employer” means the Subsidiary of the Company which employs Grantee.
“Equity Account Administrator” means the brokerage firm utilized by the Company from time to time to create and administer accounts for participants in the Company’s equity plans and programs, including the Plan.
“Exercise Rules and Regulations” means (i) (A) for employees who work and/or reside in the U.S., the Securities Act or any comparable U.S. federal securities law and all applicable state securities laws, and (B) for employees who work and/or reside outside the U.S., any laws applicable to Grantee which subject him or her to insider trading restrictions and/or market abuse laws or otherwise affect his or her ability to accept, acquire, sell, attempt to sell or otherwise dispose of Common Shares, rights to Common Shares (e.g., Restricted Share Units) or rights linked to the value of Common Shares during such times as he or she is considered to have “inside information” regarding the Company, (ii) the requirements of any securities exchange, securities association, market system or quotation system on which Common Shares are then traded or quoted, (iii) any restrictions on transfer imposed by the Company’s certificate of incorporation or bylaws, and (iv) any policy or procedure the Company has adopted with respect to the trading of its securities, in each case as in effect on the date of the intended transaction.
“Good Reason” means, in each case without the prior written consent of the Grantee: [(A) a material diminution in authorities, duties and responsibilities, as measured in the aggregate, as compared to those prior to the Effective Time (as defined in the Merger Agreement) (provided, that the following will not constitute “Good Reason”: (1) the Grantee’s continued employment with substantially the same responsibility with respect to the Company’s business and operations (e.g., the Grantee’s title is revised to reflect the Grantee’s placement within the overall corporate hierarchy or the Grantee provides services to a Subsidiary, business unit or otherwise) or (2) changes resulting solely from the Company ceasing to be a stand-alone public corporation);] [(A)]/[(B)] a material diminution in base salary as in effect immediately prior to the Effective Time (as defined in the Merger Agreement); or [(B)]/[(C)] a relocation of primary office location by more than 50 miles (provided, that requiring the Grantee to return to work in the Grantee’s primary office location after working remotely during the COVID-19 pandemic or continuing to work remotely rather than a primary office location shall not constitute a relocation). Notwithstanding the foregoing, in no event shall the occurrence of any such condition constitute Good Reason unless (x) the Grantee provides notice to Parent of the existence of the condition giving rise to Good Reason within 60 days following the Grantee’s knowledge of its existence and (y) Parent fails to cure such condition within 30 days following the date of such notice, upon which failure to cure the Grantee’s employment shall immediately terminate with Good Reason.
“Grantee” means the recipient of the Award named on the Grant Notice.
“Grant Notice” means the Notice of Restricted Share Unit Award to which these Award Terms are attached.
“Merger” means the transactions contemplated under the Merger Agreement, including the merger of Anchorage Merger Sub Inc. with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent.
“Merger Agreement” means that certain Agreement and Plan of Merger by and among Parent, Anchorage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and the Company.
“Parent” means Microsoft Corporation, a Washington corporation.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

“Plan” means the Activision Blizzard, Inc. 2014 Incentive Plan, as amended from time to time.
“Restricted Share Units” means units subject to the Award, which represent the conditional right to receive Common Shares in accordance with the Grant Notice and these Award Terms, unless and until such units become vested or are forfeited to the Company in accordance with the Grant Notice and these Award Terms.
“Section 409A” means Section 409A of the Code and the guidance and regulations promulgated thereunder.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Vested Shares” means the Common Shares to which the holder of the Restricted Share Units becomes entitled upon vesting thereof in accordance with Section 2 or 3 hereof.
“U.S.” means the United States of America.
“Withholding Taxes” means any taxes, including, but not limited to, income tax, social insurance (e.g., U.S. social security and Medicare), payroll tax, state and local income taxes, fringe benefits tax, and payment on account, required or permitted under any applicable law to be withheld from amounts otherwise payable to Grantee.
(b)Any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Plan.
2.Vesting. Except as otherwise set forth in these Award Terms, the Restricted Share Units shall vest in accordance with the “Schedule for Vesting” set forth on the Grant Notice. Each Restricted Share Unit, upon vesting thereof, shall entitle the holder thereof to receive one Common Share (subject to adjustment pursuant to Section 10 hereof).
3.Termination of Employment.
(a)Cause. In the event that Grantee’s employment is terminated by any entity in the Company Group for Cause, as of the date of such termination of employment all Restricted Share Units shall cease to vest and any outstanding Restricted Share Units and Vested Shares that have yet to settle pursuant to Section 8 hereof, shall immediately be forfeited to the Company without payment of consideration by the Company.
(b)Termination Following the Closing of the Merger. In the event that Grantee’s employment is terminated by the Company, Parent or their respective Subsidiaries either (x) by the Company, Parent or their respective Subsidiaries without Cause or (y) by the Grantee for Good Reason, in either case, during the 18-month period following the closing of the Merger, 100% of all outstanding Restricted Share Units subject to the Award that are unvested as of the time of such termination shall immediately vest in full. For the avoidance of doubt, this Section 3(b) is subject to and contingent upon the occurrence of the closing of the Merger. If the closing of the Merger does not occur, this Section 3(b) shall be of no effect and Grantee shall have no rights with respect to the vesting set forth in this Section 3(b).
(c)Other. Unless the Committee determines otherwise, in the event that Grantee’s employment is terminated for any reason other than as described in Sections 3(a) and 3(b) above, as of the date of such termination of employment all Restricted Share Units shall cease to vest and, with the exception of any Vested Shares that have yet to settle pursuant to

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Section 8 hereof, shall immediately be forfeited to the Company without payment of consideration by the Company.
4.Tax Withholding.
(a)Regardless of any action the Company or the Employer takes with respect to any Withholding Taxes related to Grantee’s participation in the Plan and legally applicable to Grantee, Grantee acknowledges that the ultimate liability for all Withholding Taxes is and remains Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. Grantee further acknowledges that the Company and/or the Employer (A) make no representations or undertakings regarding the treatment of any Withholding Taxes in connection with any aspect of the Restricted Share Units, including, without limitation, the grant, vesting or payment of the Award, the subsequent sale of Vested Shares acquired, and the receipt of any dividends; and (B) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Share Units to reduce or eliminate Grantee’s liability for Withholding Taxes or achieve any particular tax result. Further, if Grantee is or becomes subject to tax in more than one jurisdiction, Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Withholding Taxes in more than one jurisdiction. The Company shall have no obligation to deliver any Vested Shares unless and until all Withholding Taxes contemplated by this Section 4 have been satisfied.
(b)Prior to any relevant taxable or tax withholding event, as applicable, Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Withholding Taxes resulting from the vesting of any Restricted Share Units, the issuance or transfer of any Vested Shares or otherwise in connection with the Award at the time such Withholding Taxes become due. In this regard, Grantee authorizes the Company and/or the Employer, or their respective agents to satisfy any applicable withholding obligations with regard to all Withholding Taxes by one or a combination of the following: (i) by delivery to the Company of a bank check or certified check or wire transfer of immediately available funds; (ii) through the delivery of irrevocable written instructions, in a form acceptable to the Company, that the Company withhold Vested Shares otherwise then deliverable having a value equal to the aggregate amount of the Withholding Taxes (valued in the same manner used in computing the amount of such Withholding Taxes); (iii) arranging for the sale, on Grantee’s behalf, of Vested Shares otherwise then deliverable to Grantee (valued in the same manner used in computing the amount of such Withholding Taxes); or (iv) by any combination of (i), (ii) or (iii) above. Further, any entity in the Company Group shall have the right to require Grantee to satisfy any Withholding Taxes contemplated by this Section 4 by any of the aforementioned methods or by withholding from Grantee’s wages or other cash compensation.
(c)The Company Group may withhold or account for Withholding Taxes contemplated by this Section 4 by reference to applicable withholding rates, including minimum or maximum applicable statutory rates in Grantee’s jurisdiction(s) of employment and/or residency, and if the Company Group withholds more than the amount necessary to satisfy the liability, Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent Shares. If the Company Group withholds less than the amount necessary to satisfy the liability, Grantee may be required to pay any additional Withholding Taxes directly to the applicable tax authority or to the Company and/or the Employer. If the obligation for Withholding Taxes is satisfied by withholding in Shares, for tax purposes, Grantee will be deemed to have been issued the full number of Vested Shares underlying the Restricted Share Units, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Withholding Taxes. No fractional Shares will be withheld or issued pursuant to the settlement of the Restricted Share Units and the Withholding Taxes thereunder.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

5.Deemed Agreement. By accepting the Award, Grantee is deemed to be bound by the terms and conditions set forth in the Plan, the Grant Notice and these Award Terms.
6.Reservation of Shares. The Company shall at all times reserve for issuance or delivery upon vesting of the Restricted Share Units such number of Common Shares as shall be required for issuance or delivery upon vesting thereof.
7.Dividend Equivalents. The holder of the Restricted Share Units shall not be entitled to receive any payment, payment-in-kind or any equivalent with regard to any cash or other dividends that are declared and paid on Common Shares.
8.Receipt and Delivery. As soon as administratively practicable (and, in any event, within 30 days) after any Restricted Share Units vest, the Company shall (a) effect the issuance or transfer of the resulting Vested Shares, (b) cause the issuance or transfer of such Vested Shares to be evidenced on the books and records of the Company, and (c) cause such Vested Shares to be delivered to a Company-Sponsored Equity Account in the name of the person entitled to such Vested Shares (or, with the Company’s consent, such other brokerage account as may be requested by such person); provided, however, that, in the event such Vested Shares are subject to a legend as set forth in Section 15 hereof, the Company shall instead cause a certificate evidencing such Vested Shares and bearing such legend to be delivered to the person entitled thereto.
9.Committee Discretion. Except as may otherwise be provided in the Plan, the Committee shall have sole discretion to (a) interpret any provision of the Plan, the Grant Notice and these Award Terms, (b) make any determinations necessary or advisable for the administration of the Plan and the Award, and (c) waive any conditions or rights of the Company under the Award, the Grant Notice or these Award Terms. Without intending to limit the generality or effect of the foregoing, any decision or determination to be made by the Committee pursuant to these Award Terms, including whether to grant or withhold any consent, shall be made by the Committee in its sole and absolute discretion, subject only to the terms of the Plan. Subject to the terms of the Plan, the Committee may amend the terms of the Award prospectively or retroactively; however, no such amendment may materially and adversely affect the rights of Grantee taken as a whole without Grantee’s consent. Without intending to limit the generality or effect of the foregoing, the Committee may amend the terms of the Award (i) in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 10 hereof) affecting any entity in the Company Group or any of the Company’s other affiliates or the financial statements of any entity in the Company Group or any of the Company’s other affiliates, (ii) in response to changes in applicable laws, regulations or accounting principles and interpretations thereof, or (iii) to prevent the Award from becoming subject to any adverse consequences under Section 409A.
10.Adjustments. Notwithstanding anything to the contrary contained herein, pursuant to Section 12 of the Plan, the Committee will make or provide for such adjustments to the Award as are equitably required to prevent dilution or enlargement of the rights of Grantee that otherwise would result from (a) any stock dividend, extraordinary dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any change of control, merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, or issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for the Award such alternative consideration (including, without limitation, cash), if any, as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of the Award.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

11.Registration and Listing. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to issue or transfer any Restricted Share Units or Vested Shares, and no Restricted Share Units or Vested Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered in any way, unless such transaction is in compliance with all Exercise Rules and Regulations. The Company is under no obligation to register, qualify or list, or maintain the registration, qualification or listing of, Restricted Share Units or Vested Shares with the U.S. Securities and Exchange Commission, any state securities commission or any securities exchange, securities association, market system or quotation system to effect such compliance. Grantee shall make such representations and furnish such information as may be appropriate to permit the Company, in light of the then existence or non-existence of an effective registration statement under the Securities Act relating to Restricted Share Units or Vested Shares, to issue or transfer Restricted Share Units or Vested Shares in compliance with the provisions of that or any comparable federal securities law and all applicable state securities laws. The Company shall have the right, but not the obligation, to register the issuance or transfer of Restricted Share Units or Vested Shares or resale of Restricted Share Units or Vested Shares under the Securities Act or any comparable federal securities law or applicable state securities law.
12.Transferability. Subject to the terms of the Plan, and only with the Company’s consent, Grantee may transfer Restricted Share Units for estate planning purposes or pursuant to a domestic relations order (or a comparable order under applicable local law); provided, however, that any transferee shall be bound by all of the terms and conditions of the Plan, the Grant Notice and these Award Terms and shall execute an agreement in form and substance satisfactory to the Company in connection with such transfer; and provided, further that Grantee will remain bound by the terms and conditions of the Plan, the Grant Notice and these Award Terms. Except as otherwise permitted under the Plan or this Section 12, the Restricted Share Units shall not be transferable by Grantee other than by will or the laws of descent and distribution.
13.Compliance with Applicable Laws and Regulations and Company Policies and Procedures.
(a)Grantee is responsible for complying with (i) any federal, state, and local tax, social insurance, national insurance contributions, payroll tax, payment on account or other tax liabilities applicable to Grantee in connection with the Award and (ii) all Exercise Rules and Regulations.
(b)The Award is subject to the terms and conditions of any policy requiring or permitting the Company to recover any gains realized by Grantee in connection with the Award, including, without limitation, the Policy on Recoupment of Performance-Based Compensation Related to Certain Financial Restatements.
(c)If and when Grantee is an “executive officer” of the Company within the meaning of the Executive Stock Ownership Guidelines, the Award will be subject to the terms and conditions of the Executive Stock Ownership Guidelines and the limitations contained therein on the ability of Grantee to transfer any Vested Shares.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

14.Section 409A.
(a)Payments contemplated with respect to the Award are intended to comply with Section 409A, and all provisions of the Plan, the Grant Notice and these Award Terms shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding the foregoing, (i) nothing in the Plan, the Grant Notice and these Award Terms shall guarantee that the Award is not subject to taxes or penalties under Section 409A and (ii) if any provision of the Plan, the Grant Notice or these Award Terms would, in the reasonable, good faith judgment of the Company, result or likely result in the imposition on Grantee or any other person of taxes, interest or penalties under Section 409A, the Committee may, in its sole discretion, modify the terms of the Plan, the Grant Notice or these Award Terms, without the consent of Grantee, in the manner that the Committee may reasonably and in good faith determine to be necessary or advisable to avoid the imposition of such taxes, interest or penalties; provided, however, that this Section 14 does not create an obligation on the part of the Committee or the Company to make any such modification, and in no event shall the Company be liable for the payment of or gross up in connection with any taxes, interest or penalties owed by Grantee pursuant to Section 409A.
(b)Neither Grantee nor any of Grantee’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A) payable with respect to the Award to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to Grantee or for Grantee’s benefit with respect to the Award may not be reduced by, or offset against, any amount owing by Grantee to the Company.
(c)Notwithstanding anything to the contrary contained herein, if (i) the Committee determines in good faith that the Restricted Share Units do not qualify for the “short-term deferral exception” under Section 409A, (ii) Grantee is a “specified employee” (as defined in Section 409A) and (iii) a delay in the issuance or transfer of Vested Shares to Grantee or his or her estate or beneficiaries hereunder by reason of Grantee’s “separation from service” (as defined in Section 409A) with any entity in the Company Group is required to avoid tax penalties under Section 409A but is not already provided for by this Award, the Company shall cause the issuance or transfer of such Vested Shares to Grantee or Grantee’s estate or beneficiary upon the earlier of (A) the date that is the first business day following the date that is six months after the date of Grantee’s separation from service and (B) Grantee’s death.
15.Legend. The Company may, if determined by it based on the advice of counsel to be appropriate, cause any certificate evidencing Vested Shares to bear a legend substantially as follows:
“THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE ‘ACT’), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT.”
16.No Right to Employment. Nothing contained in the Grant Notice or these Award Terms shall create a right to employment or be interpreted as forming and employment or service contract with the Company, the Employer or any other entity in the Company Group and shall

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

not interfere with the ability of the Employer to retire, request the resignation of or terminate Grantee’s employment or service relationship at any time.
17.No Rights as Stockholder. No holder of Restricted Share Units shall, by virtue of the Grant Notice or these Award Terms, be entitled to any right of a stockholder of the Company, either at law or in equity, and the rights of any such holder are limited to those expressed, and are not enforceable against the Company except to the extent set forth in the Plan, the Grant Notice or these Award Terms.
18.Severability. In the event that one or more of the provisions of these Award Terms shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
19.Venue and Governing Law.
(a)For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by the grant of the Restricted Share Units or these Award Terms, the parties submit and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Los Angeles County, California or the federal courts of the U.S. for the Central District of California and no other courts, regardless of where the grant of the Restricted Share Units is made and/or to be performed; provided, however, that if the parties have entered into another agreement providing for a different venue or forum (e.g., a dispute resolution agreement), then the terms of such agreement will control for purposes of this provision.
(b)To the extent that U.S. federal law does not otherwise control, the validity, interpretation, performance and enforcement of the Grant Notice and these Award Terms shall be governed by the laws of the State of Delaware, without giving effect to principles of conflicts of laws thereof.
20.Successors and Assigns. The provisions of the Grant Notice and these Award Terms shall be binding upon and inure to the benefit of the Company, its successors and assigns, and Grantee and, to the extent applicable, Grantee’s permitted assigns under Section 12 hereof and Grantee’s estate or beneficiaries as determined by will or the laws of descent and distribution.
21.Delivery of Notices and Other Documents.
(a)Any notice or other document which Grantee may be required or permitted to deliver to the Company pursuant to or in connection with the Grant Notice or these Award Terms shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed to the Company, at its office at 2701 Olympic Boulevard Building B, Santa Monica, CA 90404, U.S.A. Attn: Stock Plan Administration, or such other address as the Company by notice to Grantee may designate in writing from time to time. Notices shall be effective upon delivery.
(b)Any notice or other document which the Company may be required or permitted to deliver to Grantee pursuant to or in connection with the Grant Notice or these Award Terms shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed to Grantee at the address shown on any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time, or such other address as Grantee by notice to the Company may designate in writing from time to time. The Company may also, in its sole discretion, deliver any such document to

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Grantee electronically via an e-mail to Grantee at his or her Company-provided email address or through a notice delivered to such e-mail address that such document is available on a website established and maintained on behalf of the Company or a third party designated by the Company, including, without limitation, the Equity Account Administrator. Notices shall be effective upon delivery.

22.Conflict with Plan. In the event of any conflict between the terms the Grant Notice or these Award Terms and the terms of the Plan, the terms of the Plan shall control.
23.Appendix. Notwithstanding anything to the contrary contained herein, the Restricted Share Units shall be subject to any additional terms and conditions set forth in the Appendix for Grantee’s country of work and/or residence, both of which constitute a part of these Award Terms. Moreover, if Grantee relocates his or her work and/or residence to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to Grantee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with applicable local law or facilitate the administration of the Plan.
24.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Grantee’s participation in the Plan, on the Restricted Share Units and on any Common Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with applicable local law or facilitate the administration of the Plan, and to require Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
25.Waiver. Grantee acknowledges that a waiver by the Company of a breach of any provision of these Award Terms shall not operate or be construed as a waiver of any other provision of these Award Terms, or of any subsequent breach by Grantee or any other grantee of an equity award from the Company.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

EXHIBIT B

APPENDIX
TO
ACTIVISION BLIZZARD, INC.
2014 INCENTIVE PLAN
RESTRICTED SHARE UNIT AWARD TERMS
ADDITIONAL TERMS AND CONDITIONS BY COUNTRY

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Plan or the Award Terms, as the case may be.

TERMS AND CONDITIONS
This Appendix includes special terms and conditions applicable to Grantees who work and/or reside in the countries covered by the Appendix. These terms and conditions are in addition to or, if so indicated, in place of, the terms and conditions set forth in the Award Terms.
If Grantee is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transferred or transfers employment and/or residency after the Restricted Share Units were granted or is considered a resident of another country for local law purposes (i.e., Grantee is a “mobile employee”), the Company shall have the sole discretion to determine to what extent the special terms and conditions shall apply to Grantee.
NOTIFICATIONS
This Appendix also includes notifications relating to exchange control and other issues of which Grantee should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the countries to which this Appendix refers as of October 2021. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Grantee not rely on the notifications herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time Grantee vests in the Restricted Share Units or Vested Shares acquired under the Plan are sold.

In addition, the notifications are general in nature and may not apply to the particular situation of Grantee, and the Company is not in a position to assure Grantee of any particular result. Accordingly, Grantee should seek appropriate professional advice as to how the relevant laws in his or her country may apply to his or her situation. Finally, if Grantee is a mobile employee, the information contained herein may not be applicable to Grantee in the same manner.

GENERAL PROVISIONS APPLICABLE TO ALL GRANTEES WHO WORK AND/OR RESIDE OUTSIDE THE U.S.

Nature of Grant. By accepting the Award, Grantee acknowledges, understands, and agrees that:
(1)the Plan is established voluntarily by the Company, it is discretionary in nature, and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and/or these Award Terms;

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

(2)the grant of the Restricted Share Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of rights to receive Common Shares, or benefits in lieu of rights to receive Common Shares, even if rights to receive Common Shares have been granted in the past;

(3)all decisions with respect to future grants of rights to receive Common Shares, if any, will be at the sole discretion of the Company;

(4)Grantee’s participation in the Plan is voluntary;

(5)the grant of the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any;

(6)the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are not intended to replace any pension rights or compensation;

(7)the Restricted Share Units and any Common Shares underlying the Restricted Share Units, and the income in respect of and the value of the same, are not part of normal or expected compensation or salary for any purpose, including, without limitation, the calculation of any severance, resignation, termination, redundancy, dismissal, end of service payment, bonus, long-service award, leave-related payment, holiday pay, pension or retirement or welfare benefit or similar payments;

(8)the Restricted Share Unit grant and Grantee’s participation in the Plan will not be interpreted to form an employment or service contract or relationship with the Company and, furthermore, the Restricted Share Unit grant will not be interpreted to form an employment agreement or service contract or relationship with any other company in the Company Group;

(9)the future value of the underlying Common Shares is unknown and cannot be predicted with certainty;

(10)unless otherwise agreed with the Company, the Restricted Share Units and the Common Shares subject to the Restricted Share Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Grantee may provide as a director of any entity of Company Group;

(11)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Share Units resulting from termination of Grantee’s continuous service with the Company or the Employer (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any);

(12)unless the Committee determines otherwise, in the event of the termination of Grantee’s continuous service (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of the employment agreement or service contract between Grantee and the Company, the Employer or any other entity in the Company Group, if any), Grantee’s right to receive or vest in the

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Restricted Share Units under the Plan, if any, will terminate effective as of the date that Grantee is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of Grantee’s Restricted Share Unit grant (including whether Grantee may still be considered actively employed while on a leave of absence);

(13)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Grantee’s participation in the Plan, or Grantee’s acquisition or sale of the underlying Common Shares;

(14)Grantee should consult with Grantee’s own personal tax, legal and financial advisors regarding Grantee’s participation in the Plan before taking any action related to the Plan;

(15)unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Share Units and the benefits evidenced by these Award Terms do not create any entitlement to have the Restricted Share Units or any such benefits transferred to, or assumed by, another company, nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Common Shares; and

(16)neither the Company, the Employer nor any other entity in the Company Group shall be liable for any foreign exchange rate fluctuation between Grantee’s local currency and the United States Dollar that may affect the value of the Restricted Share Units or of any amounts due to Grantee pursuant to the settlement of the Restricted Share Units or the subsequent sale of any Common Shares acquired upon settlement.

Foreign Asset/Account Reporting Requirements. Grantee acknowledges that there may be certain foreign asset and/or account reporting requirements which may affect Grantee’s ability to acquire or hold Common Shares acquired under the Plan or cash received from participating in the Plan (including from any dividends paid on Common Shares acquired under the Plan) in a brokerage or bank account outside Grantee’s country of work and/or residence. Grantee may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Grantee also may be required to repatriate sale proceeds or other funds received as a result of Grantee participation in the Plan to his or her country through a designated bank or broker within a certain time after receipt. Grantee acknowledges that it is his or her responsibility to be compliant with such regulations, and Grantee is advised to consult his or her personal legal advisor for any details.

Language. Grantee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, to understand the terms and conditions of these Award Terms. Furthermore, if the Grant Notice, these Award Terms or any other document related to the Plan has been translated into a language other than English and the meaning of the translated version is different than the English version then, by accepting the Award, Grantee acknowledges that the English version will control.

DATA PRIVACY INFORMATION AND CONSENT
The following provision applies to Grantees who work and/or reside outside the European Economic Area.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Data Collection and Usage. Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Grantee’s personal data as described in the Grant Notice and these Award Terms by and among, as applicable, the Employer or any other entity in the Company Group for the exclusive purpose of implementing, administering and managing Grantee’s participation in the Plan.
Data Processing. Grantee understands that the Company and the Employer may hold certain personal information about Grantee, including, without limitation, Grantee’s name, home address, email address and telephone number, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any directorships held in any entity in the Company Group, any Common Shares owned, details of all Restricted Share Units or any other entitlement to the Common Shares or equivalent benefits awarded, canceled, purchased, exercised, vested, unvested or outstanding in Grantee’s favor (the “Data”), for the purpose of implementing, administering and managing the Plan.
Stock Plan Administration, Data Transfer, Retention and Data Subject Rights. Grantee understands that the Data will be transferred to the Equity Account Administrator, which is assisting the Company with the implementation, administration and management of the Plan. Grantee understands that the recipients of the Data may be located in Grantee’s country of work and/or residence, or elsewhere, and that any recipient’s country may have different data privacy laws and protections than Grantee’s country of work and/or residence. Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting Grantee’s local human resources representative. Grantee authorizes the Company, the Equity Account Administrator and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing Grantee’s participation in the Plan. Grantee understands that the Data will be held only as long as is necessary to implement, administer and manage Grantee’s participation in the Plan. Grantee understands that Grantee may, at any time, view Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Grantee’s local human resources representative. Further, Grantee understands that he or she is providing the consents herein on a purely voluntary basis. If Grantee does not consent, or if Grantee later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing Grantee’s consent is that the Company would not be able to grant Restricted Share Units or other equity awards to Grantee or administer or maintain such awards. Therefore, Grantee understands that refusal or withdrawal of consent may affect Grantee’s ability to participate in the Plan. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that Grantee may contact Grantee’s local human resources representative.
The following provision applies to Grantees who work and/or reside in the European Economic Area (including Switzerland and the United Kingdom).
Data Collection and Usage. Pursuant to applicable data protection laws, Grantee is hereby notified that the Company collects, processes, uses and transfers certain personally-identifiable information about Grantee for the exclusive legitimate purpose of granting Restricted Share Units and implementing, administering and managing Grantee’s participation in the Plan. Specifics of the data processing are described below.
Controller. The Company is the controller responsible for the processing of Grantee’s personal data in connection with the Plan.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Personal Data Subject to Processing. The Company collects, processes and uses the following types of personal data about Grantee: name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of stock or directorships held in any entity in the Company Group, details of all Restricted Share Units or any other entitlement to Common Shares awarded, canceled, settled, vested, unvested or outstanding in Grantee’s favor, which the Company receives from Grantee or the Employer (“Personal Data”), for the purpose of implementing, administrating and managing the Plan.
Purposes and Legal Bases of Processing. The Company processes the Personal Data for the purpose of performing its contractual obligations under the Award Terms, granting Restricted Share Units, implementing, administering and managing Grantee’s participation in the Plan and facilitating compliance with applicable tax and securities law. The legal basis for the processing of the Personal Data by the Company and the third-party service providers described below is the necessity of the data processing for the Company to perform its contractual obligations under the Award Terms and for the Company’s legitimate business interests of managing the Plan and generally administering employee equity awards.
Stock Plan Administration Service Providers. The Company transfers Personal Data to the Equity Account Administrator, an independent stock plan administrator with operations, relevant to the Company, in the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and may share Personal Data with such service providers. Grantee will be asked to agree on separate terms and data processing practices with the service provider, which is a condition of Grantee’s ability to participate in the Plan. Grantee’s Personal Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating Grantee’s participation in the Plan. Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of Personal Data by contacting Grantee’s local human resources representative.
International Data Transfers. The Company and its service providers, including, without limitation, the Equity Account Administrator, operate, relevant to the Company, in the United States, which means that it will be necessary for Personal Data to be transferred to, and processed in the United States, for the performance of the contractual obligations under the Award Terms. Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting Grantee’s local human resources representative.
Grantee understands and acknowledges that the United States is not subject to an unlimited adequacy finding by the European Commission and that Grantee’s Personal Data may not have an equivalent level of protection as compared to Grantee’s country of work and/or residence. To provide appropriate safeguards for the protection of Grantee’s Personal Data, the Personal Data is transferred to the Company based on data transfer and processing agreements implementing the EU Standard Contractual Clauses. Grantee may request a copy of the safeguards used to protect his or her Personal Data by contacting the Company at: employeeprivacy@activision.com.
Data Retention. The Company will use the Personal Data only as long as necessary to implement, administer and manage Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. This period may extend beyond Grantee’s termination of employment with the Employer. When the Company no longer needs the Personal Data, the Company will remove it from its systems to the fullest extent reasonably practicable. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Grantee’s Rights. To the extent provided by law, Grantee has the right to (i) inquire whether and what kind of Personal Data the Company holds about Grantee and how it is processed, and to access or request copies of such Personal Data, (ii) request the correction or supplementation of Personal Data that is inaccurate, incomplete or out-of-date in light of the purposes underlying the processing, (iii) obtain the erasure of Personal Data no longer necessary for the purposes underlying the processing or processed in non-compliance with applicable legal requirements, (iv) request the Company to restrict the processing of Personal Data in certain situations where Grantee feels its processing is inappropriate, (v) object, in certain circumstances, to the processing of Personal Data for legitimate interests, (vi) request portability of Personal Data that Grantee has actively or passively provided to the Company, where the processing of such Personal Data is based on consent or a contractual agreement with Grantee and is carried out by automated means, or (vii) lodge a complaint with the competent local data protection authority. To receive additional information regarding Grantee’s rights, raise any other questions regarding the practices described in the Award Terms or to exercise his or her rights, Grantee should contact the Company at: employeeprivacy@activision.com.
Contractual Requirement. Grantee’s provision of Personal Data and its processing as described above is a contractual requirement and a condition to Grantee’s ability to participate in the Plan. Grantee understands that, as a consequence of Grantee’s refusing to provide Personal Data, the Company may not be able to allow Grantee to participate in the Plan, grant Restricted Share Units to Grantee or administer or maintain such Restricted Share Units. However, Grantee’s participation in the Plan and his or her acceptance of the Award Terms are purely voluntary. While Grantee will not receive Restricted Share Units if he or she decides against participating in the Plan or providing Personal Data as described above, Grantee’s career and salary will not be affected in any way. For more information on the consequences of the refusal to provide Personal Data, Grantee may contact the Company at: employeeprivacy@activision.com.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Australia
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Australia Offer Document. The grant of Restricted Share Units under the Plan is intended to comply with the provisions of the Corporations Act 2001, ASIC Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Australia Offer Document, which is provided with the Award Terms.
Tax Information. The Plan is a plan to which subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions therein).

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Belgium
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Foreign Asset/Account Reporting Notification. Grantee is required to report any bank accounts opened and maintained outside Belgium on his or her annual tax return. In a separate report, Grantee may be required to provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. Grantee should consult with his or her personal tax advisor to determine his or her personal reporting obligations.
Annual Securities Accounts Tax. If the value of securities held in a Belgian or foreign securities account exceeds EUR 1 million, a new “annual securities accounts tax” applies. Belgian residents should consult with their personal tax advisor regarding the new tax.
Stock Exchange Tax. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax will likely apply when Common Shares acquired upon vesting of the Restricted Share Units are sold. Grantee should consult with his or her personal tax advisor for additional details on his or her obligations with respect to the stock exchange tax.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Brazil
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Compliance with Law. By accepting the Restricted Share Units, Grantee acknowledges that he or she agrees to comply with applicable Brazilian laws and to pay any and all applicable taxes associated with Grantee’s participation in the Plan.
Nature of Company Restricted Share Unit Grants. By accepting the Restricted Share Units, Grantee agrees that (1) he or she is making an investment decision and (2) the value of the underlying Common Shares is not fixed and may increase or decrease in value over time without compensation to Grantee.
NOTIFICATIONS
Exchange Control Notification. If Grantee is resident or domiciled in Brazil, he or she will be required to submit a declaration of assets and rights held outside of Brazil to the Central Bank of Brazil if the aggregate value of such assets and rights equals or exceeds US$1,000,000. Assets and rights that must be reported include the Common Shares.
Tax on Financial Transaction (IOF). Payments to foreign countries (including the payment of the exercise price) and repatriation of funds into Brazil and the conversion between BRL and US$ associated with such fund transfers may be subject to the Tax on Financial Transactions. It is Grantee’s responsibility to comply with any applicable Tax on Financial Transactions arising from Grantee’s participation in the Plan. Grantee should consult with his or her personal tax advisor for additional details.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Canada
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Restricted Share Units Payable Only in Common Shares. The grant of Restricted Share Units does not provide any right for Grantee to receive a cash payment, and the Restricted Share Units are payable in Common Shares only.
Termination of Employment. Notwithstanding anything to the contrary in Section 3(b) of the Award Terms, unless the Committee determines otherwise, in the event of the termination of Grantee’s continuous service (for any reason whatsoever, and whether or not later found to be invalid or in breach of employment laws in the jurisdiction in which Grantee is employed or the terms of Grantee’s employment agreement or service contract, if any), Grantee’s right to receive or vest in the Restricted Share Units under the Plan, if any, will terminate as of the date is the earliest of: (1) the date Grantee’s employment or service with the Company Group is terminated, (2) the date Grantee receives notice of termination of employment or service from the Employer or any other entity in the Company Group, and (3) the date Grantee is no longer actively employed or rendering services to the Company Group, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to, statutory law, regulatory law and/or common law). In the event the date Grantee is no longer actively employed or rendering services cannot be reasonably determined under the Award Terms and/or the Plan, the Committee shall have the exclusive discretion to determine when Grantee is no longer actively employed for purposes of the Restricted Share Units (including whether Grantee may still be considered actively employed while on a leave of absence).
Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, Grantee’s right to vest in the Restricted Share Units under the Plan, if any, will terminate effective as of the last day of Grantee’s minimum statutory notice period, but Grantee will not earn or be entitled to pro-rated vesting if the vesting date falls after the end of Grantee’s statutory notice period, nor will Grantee be entitled to any compensation for lost vesting.
The following provisions will apply to Grantees who are residents of Quebec:

Language Acknowledgment. The parties acknowledge that it is their express wish that the Award Terms, including this Appendix, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Consentement relatif à la langue utilisée: Les parties reconnaissent avoir exigé la rédaction en anglais de cette annexe, la convention afférente, ainsi que de tous documents, avis donnés et procédures judiciaires exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement aux présentes.

Data Privacy Notice and Consent. This provision supplements the “Data Privacy Information and Consent for Grantees outside the European Economic Area” Section of the Appendix:

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Grantee further authorizes the Company Group, Equity Account Administrator and any other broker(s) designated by the Company to disclose and discuss the Plan with their respective advisors. Grantee further authorizes the Company Group to record such information and to keep such information Grantee’s employee file.

NOTIFICATIONS

Securities Law Notification. Grantee is permitted to sell Common Shares acquired under the Plan through the Equity Account Administrator, provided that the resale of Common Shares acquired under the Plan takes place outside of Canada through the facilities of a stock exchange on which the Common Shares are listed. The Common Shares are currently listed on the Nasdaq.

Foreign Asset/Account Reporting Notification. Foreign specified property held by Canadian residents must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign specified property exceeds C$100,000 at any time during the year. Foreign specified property includes Common Shares acquired under the Plan and may include the Restricted Share Units. The Restricted Share Units must be reported—generally at a nil cost—if the C$100,000 cost threshold is exceeded because of other foreign specified property Grantee holds. If Common Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Common Shares. The ACB would normally equal the fair market value of the Common Shares at vesting, but if Grantee owns other shares of the Company’s common stock, this ACB may have to be averaged with the ACB of those other shares. If due, the form must be filed by April 30th of the following year. Grantee should speak with a personal tax advisor to determine the scope of foreign property that must be considered for purposes of this requirement.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for China
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms
Exchange Control Notification. Grantee understands, acknowledges and agrees that certain exchange control restrictions may apply to Grantee’s participation in the Plan, including to the remittance of funds into China of any sale proceeds or dividends paid on Common Shares acquired under the Plan. Grantee understands that it is his or her sole responsibility to comply with applicable exchange control restrictions in China.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Denmark
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Nature of Grant. This provision supplements the “Nature of Grant” Section of the Appendix:

By participating in the Plan, Grantee acknowledges that he or she understands and agrees that the grant of the Restricted Share Units relates to future services to be performed and is not a bonus or compensation for past services.

Stock Option Act. Grantee acknowledges that he or she has received an “Employer Statement” in Danish which sets forth additional terms of the Restricted Share Units, to the extent that the Danish Stock Option Act applies to the Restricted Share Units.

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Danish tax payers that have an account holding Common Shares or an account holding cash outside Denmark must report those accounts to the Danish Tax Administration. The form which should be used in this respect may be obtained from a local bank.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for France

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Restricted Share Units Not Tax-Qualified. Grantee understands that these Restricted Share Units are not intended to be French tax-qualified.

Language Consent. By accepting the Award, Grantee confirms that he or she has read and understood the documents relating to the Restricted Share Units (the Grant Notice, the Plan, and the Award Terms, including this Appendix) which were provided in the English language. Grantee accepts the terms of these documents accordingly.

Consentement relatif à la langue utilisée: En acceptant l’Attribution, le Bénéficiaire confirme qu’il ou qu’elle a lu et compris les documents afférents aux Attributions Gratuites d’Actions (la Notification d’Attribution, le Plan et les Termes de l’Attribution, ainsi que la présente Annexe) qui sont produits en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

NOTIFICATIONS

Foreign Asset/Account Reporting Notification. If Grantee retains Common Shares acquired under the Plan outside of France or maintains a foreign bank account, Grantee is required to report such to the French tax authorities when filing his or her annual tax return. Further, French residents with foreign account balances exceeding €1,000,000 may have additional monthly reporting obligations.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Germany
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS

Exchange Control Notification. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. No report is required for payments less than €12,500. In case of payments in connection with securities (including proceeds realized upon the sale of Common Shares), the report must be made by the 5th day of the month following the month in which the payment was received. Effective from September 2013, the report must be filed electronically. The form of report (“Allgemeine Meldeportal Statistik”) can be accessed via the Bundesbank’s website (www.bundesbank.de) and is available in both German and English. Grantee is responsible for satisfying the reporting obligation.

Foreign Asset/Account Reporting Information. If Grantee’s acquisition of Common Shares under the Plan leads to a “qualified participation” at any point during the calendar year, Grantee will need to report the acquisition of such shares when Grantee files his or her tax return for the relevant year. A qualified participation is attained if (1) the value of the Common Shares acquired exceeds €150,000 or (2) the Common Shares held exceed 10% of the Company’s total common stock. However, provided the Common Shares are listed on a recognized stock exchange (e.g., the Nasdaq Stock Market) and Grantee owns less than 1% of the Company, this requirement will not apply. Grantee should consult with his or her personal tax advisor to ensure Grantee complies with applicable reporting obligations.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Hong Kong

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Sale Restriction. Any Shares received at vesting are accepted as a personal investment. Notwithstanding anything contrary in the Agreement or the Plan, in the event the Restricted Share Units vest and Shares are issued to Grantee or his or her legal representatives or estate within six months of the Date of Grant, Grantee agrees that Grantee or his or her legal representatives or estate will not offer to the public or otherwise dispose of any Shares acquired prior to the six-month anniversary of the Date of Grant.
Payout of Restricted Share Units in Shares Only. Restricted Share Units granted to Employees resident in Hong Kong shall be paid in Shares only. In no event shall any of such Restricted Share Units be paid in cash, notwithstanding any discretion contained in the Plan to the contrary.
NOTIFICATIONS
Securities Warning. The contents of this document have not been reviewed by any regulatory authority in Hong Kong. Grantee is advised to exercise caution in relation to the offer. If Grantee is in any doubt about any of the contents of this document, he or she should obtain independent professional advice. The Restricted Share Units and Shares acquired upon vesting of the Restricted Share Units do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company or any Subsidiary or Affiliate. The Plan, the Grant Agreement and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a “prospectus” for a public offering of securities under the applicable securities legislation in Hong Kong. The Restricted Share Units are intended only for the personal use of each eligible employee of the Company or any Subsidiary or Affiliate and may not be distributed to any other person.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Hungary
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

There are no country-specific provisions.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Ireland
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Nature of Grant. This provision supplements the “Nature of Grant” of Grant Section of the Appendix:

In accepting the grant of the Restricted Share Units, Grantee acknowledges that he or she understands and agrees that the benefits received under the Plan will not be taken into account for any redundancy or unfair dismissal claim.

NOTIFICATIONS
Director Notification Requirements. If Grantee is a director, shadow director or secretary of an Irish Subsidiary and Grantee’s aggregate shareholding interest equals or exceeds 1% of the voting rights of the Company, Grantee must notify the Irish Subsidiary in writing within a certain time period of (i) receiving or disposing of an interest in the Company (e.g., Restricted Share Units, Common Shares), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time. This notification requirement also applies with respect to the interests of a spouse or minor children (whose interests will be attributed to the director, shadow director or secretary, as the case may be). Grantee may contact Stock Plan Administration to obtain a sample form that can be used to satisfy this notification requirement.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Italy

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Plan Document Acknowledgment. By accepting the Restricted Share Units, Grantee acknowledges that he or she has received a copy of the Plan and the Grant Agreement and has reviewed the Plan and the Grant Agreement, including this Appendix B, in their entirety and fully understands and accepts all provisions of the Plan and the Grant Agreement, including this Appendix B. Grantee acknowledges having read and specifically and expressly approves the following sections of the Grant Agreement: “Vesting Schedule” as described in the Grant Notice, Section 3 (“Termination of Employment”), Section 4 (“Taxes Withholding”), Section 16 (“No Right to Employment”), Section 17 (“No Rights as Stockholder”), Section 19 (“Venue and Governing Law”), and “Data Privacy Information and Consent” and “Language” as described in Exhibit B.

NOTIFICATIONS

Foreign Asset / Account Tax Reporting Notification. Italian residents who, at any time during the fiscal year, hold foreign financial assets (such as cash, Shares) which may generate income taxable in Italy are required to report such assets on their annual tax returns or on a special form if no tax return is due. The same reporting duties apply to Italian residents who are beneficial owners of the foreign financial assets pursuant to Italian money laundering provisions, even if they do not directly hold the foreign asset abroad. Grantee is advised to consult his or her personal legal advisor to ensure compliance with applicable reporting requirements.

Foreign Asset Tax Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including cash and Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Japan

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Foreign Asset/Account Reporting Notification. Grantee will be required to report details of any assets (including any Common Shares acquired under the Plan) held outside of Japan as of December 31st of each year, to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th of the following year. Grantee should consult with his or her personal tax advisor as to whether the reporting obligation applies to Grantee and whether Grantee will be required to report details of any outstanding Restricted Share Units or Common Shares held by Grantee in the report.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Korea

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Foreign Asset/Account Reporting Notification. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts, etc.) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). Grantee should consult with his or her personal tax advisor to determine how to value Grantee’s foreign accounts for purposes of this reporting requirement and whether Grantee is required to file a report with respect to such accounts.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Luxembourg

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

There are no country-specific provisions.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Malta

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Securities Law Notification. Neither the Company nor the Plan is registered in Malta and no investment services will be carried out in or from within Malta. The Plan will not be marketed in Malta and the Company is exempt from any investment service license requirements.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Mexico

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Acknowledgement of the Award Terms. By accepting the Restricted Share Units, Grantee acknowledges that he or she has received a copy of the Plan and the Award Terms, including this Appendix, which he or she has reviewed. Grantee further acknowledges that he or she accepts all the provisions of the Plan and the Award Terms, including this Appendix. Grantee also acknowledges that he or she has read and specifically and expressly approves the terms and conditions set forth in “Nature of Grant” Section of the Appendix, which clearly provide as follows:

(1)    Grantee’s participation in the Plan does not constitute an acquired right;
(2)    The Plan and Grantee’s participation in it are offered by the Company on a wholly discretionary basis;
(3)    Grantee’s participation in the Plan is voluntary; and
(4)    The Company and any entity in the Company Group are not responsible for any decrease in the value of any Common Shares acquired upon settlement of the Restricted Share Units.
Labor Law Acknowledgement and Policy Statement. By accepting the Restricted Share Units, Grantee acknowledges that the Company with registered offices at 3100 Ocean Park Boulevard, Santa Monica, California 90405, U.S.A., is solely responsible for the administration of the Plan. Grantee further acknowledges that his or her participation in the Plan, the grant of Restricted Share Units and any acquisition of Common Shares under the Plan do not constitute an employment relationship between Grantee and the Company because Grantee is participating in the Plan on a wholly commercial basis and his or her sole employer is Actibliz Mexico S. de RL de CV, Tihuatlan 41,602, San Jerónimo Aculco, Federal District, México (“Activision-Mexico”). Based on the foregoing, Grantee expressly acknowledges that the Plan and the benefits that he or she may derive from participation in the Plan do not establish any rights between Grantee and his or her employer, Activision-Mexico, and do not form part of the employment conditions and/or benefits provided by Activision-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Grantee’s employment.
Grantee further understands that his or her participation in the Plan is the result of a unilateral and discretionary decision of the Company and, therefore, the Company reserves the absolute right to amend and/or discontinue Grantee’s participation in the Plan at any time, without any liability to Grantee.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Finally, Grantee hereby declares that he or she does not reserve to him or herself any action or right to bring any claim against the Company for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and that he or she therefore grants a full and broad release to the Company, its Subsidiaries, affiliates, branches, representation offices, shareholders, officers, agents or legal representatives, with respect to any claim that may arise.

SPANISH TRANSLATION

Reconicimiento de los terminos del otorgamiento de acciones. Al aceptar las Unidades de Acciones Restringidas, el Receptor reconoce que ha recibido una copia del Plan y de los Términos del Otorgamiento de acciones, incluyendo este anexo, los cuales ha revisado. El Receptor también reconoce que acepta los términos del Plan y del Otorgamiento de Acciones, incluyendo este anexo. Así mismo el Receptor reconoce que ha leído y expresamente aprueba los términos y condiciones establecidas en la cláusula 1 del los Términos Generales para Receptores fuera de los Estados Unidos, las cuales claramente establecen lo siguiente:

(1) La participación del Receptor en el Plan no constituye un derecho adquirido

(2) El plan y la participación del Receptor en dicho Plan son ofrecidos por la Empresa en forma totalmente discrecional.
(3) La participación del Receptor en el Plan es voluntaria; y
(4) La Empresa y cualquier empresa del Grupo de Empresas no son responsables por la reducción en el valor de las acciones comunes que sean adquiridas en virtud de las Unidades de Acciones Restringidas.
Política de Ley Laboral y Reconocimiento. Al aceptar el otorgamiento de adquisición de acciones y/o Restricted Share Units, el Receptor reconoce que la Empresa, con domicilio ubicado en 310 Ocean Park Boulevard, Santa Mónica, California, 90405 U.S.A., es el único responsable para la administración de Plan y que su participación en los Plan y adquisición de acciones no constituye una relación de trabajo entre la Empresa y el Receptor, toda vez que su participación en el Plan es totalmente en base a una relación comercial entre mi único patrón Actibliz Mexico S. de RL de CV, Tihuatlan 41,602, San Jerónimo Aculco, Federal District, México (“Activision Mexico”) Derivado de lo anterior, el Receptor expresamente reconoce que el Plan y beneficios que pudieran derivar de su participación en el Plan no establece derechos entre su único patrón Activision Mexicoy el suscrito, no forman parte de sus condiciones y/o prestaciones de trabajo otorgadas por Ativision Mexico y cualquier modificación del Plan o su terminación no constituye un cambio o detrimento en los términos y condiciones de su relación de trabajo.
Asimismo, el Receptor entiende que su participación en el Plan es resultado de una decisión unilateral y discrecional de la Empresa, por lo tanto la Empresa se reserva el derecho absoluto de modificar y/o discontinuar la participación de usted en cualquier momento y sin responsabilidad alguna frente al Receptor.

Finalmente, en este acto el Receptor declara que no se reserva acción o derecho alguno para presentar cualquier reclamación en contra de la Empresa por cualquier compensación o daño en relación con cualquier disposición del Plan o de los beneficios derivados del Plan y, por lo tanto, el Receptor otorga el más amplio y total finiquito a la Empresa, sus afiliadas, sucursales, oficinas de representación, accionistas, funcionarios, agentes o representantes en relación con cualquier reclamación que pudiera surgir.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

NOTIFICATIONS

Securities Law Notification. The Restricted Share Units and the Common Shares offered under the Plan have not been registered with the National Register of Securities maintained by the Mexican National Banking and Securities Commission and cannot be offered or sold publicly in Mexico. In addition, the Plan, the Award Terms and any other document relating to the Restricted Share Units may not be publicly distributed in Mexico. These materials are addressed to Grantee only because of Grantee’s existing relationship with the Company and the Employer and these materials should not be reproduced or copied in any form. The offer contained in these materials does not constitute a public offering of securities but rather constitutes a private placement of securities addressed specifically to individuals who are present employees of Activision Mexico made in accordance with the provisions of the Mexican Securities Market Law, and any rights under such offering shall not be assigned or transferred.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for the Netherlands
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Nature of Grant. This provision supplements the “Nature of Grant” Section of the Appendix:

In accepting the grant of the Restricted Share Units, Grantee acknowledges that the Restricted Share Units granted under the Plan are intended as an incentive for Grantee to remain employed with the Employer and are not intended as remuneration for labor performed.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for New Zealand
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS

Securities Law Notification. Warning: This is an offer of rights to receive Shares upon vesting of the Restricted Share Units subject to the terms of the Plan and the Award Terms. Restricted Share Units give Grantee a stake in the ownership of the Company. Grantee may receive a return if dividends are paid on the Shares.
If the Company runs into financial difficulties and is wound up, Grantee will be paid only after all creditors and holders of preferred shares have been paid. Grantee may lose some or all of their investment.
New Zealand law normally requires people who offer financial products to give information to investors before they invest. This information is designed to help investors to make an informed decision.
The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, Grantee may not be given all the information usually required. Grantee will also have fewer other legal protections for this investment.
Grantee should ask questions, read all documents carefully, and seek independent financial advice before committing to participate in the Plan.
In addition, the Holder is hereby notified that the Company’s most recent Annual Report on Form 10-K, the Plan and the Plan prospectus are available for review on the Company intranet site at Finance - The Hub (activisionblizzard.com). The Company’s most recent Annual Report can also be found at: https://investor.activision.com/#ir-reports-filings. And your Award Terms can be found in your E*Trade account at www.etrade.com by navigating to My Account/Plan Elections.
As noted above, Grantee should carefully read the materials provided before making a decision whether to participate in the Plan. Grantee is also encouraged to contact their personal tax advisor for specific information concerning Grantee’s personal tax situation with regard to Plan participation.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Poland
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms
NOTIFICATIONS
Foreign Asset/Accounting Reporting Notification. Polish residents holding foreign securities (including Common Shares acquired under the Plan) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such transactions or balances exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland.
Exchange Control Notification. If Grantee transfers funds into Poland in excess of a certain threshold (currently €15,000, unless the transfer of funds is considered to be connected with the business activity of an entrepreneur, in which case a lower threshold may apply) in connection with the sale of Common Shares under the Plan, the funds must be transferred via a bank account held at a bank in Poland. Grantee is required to retain the documents connected with a foreign exchange transaction for a period of five (5) years, as measured from the end of the tax year in which such transaction occurred.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Portugal
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Language Consent. Grantee hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and Award Terms.
Consentimento sobre Língua
O Empregado Contratado, pelo presente instrumento, declara expressamente que domina a língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidos no Plano e no Acordo de Atribuição.
NOTIFICATIONS
Exchange Control Notification. If Grantee holds Shares upon vesting of the Restricted Share Units, the acquisition of Shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on Grantee’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, Grantee is responsible for submitting the report to the Banco de Portugal.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Romania
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Exchange Control Notification. Grantee is generally not required to seek authorization from the National Bank of Romania to participate in the Plan or to open and operate a foreign bank account to receive any proceeds under the Plan. However, if Grantee acquires 10% or more of the registered capital of a non-resident company, Grantee must file a report with the National Bank of Romania (“NBR”) within 30 days from the date such ownership is reached. This is a statutory requirement, but it does not trigger the payment of fees to NBR.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Russia
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

NOTIFICATIONS
Securities Law Information. The Employer is not in any way involved in the offer of Restricted Share Units or administration of the Plan. These materials do not constitute advertising or an offering of securities in Russia nor do they constitute placement of the Shares in Russia. The issuance of Shares pursuant to the Restricted Share Units described herein has not and will not be registered in Russia and hence, the Shares described herein may not be admitted or used for offering, placement or public circulation in Russia.
Data Privacy Notice and Consent. This section replaces the Data Privacy and Consent provision in Exhibit B.
Grantee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in the Award Terms by and among, as applicable, the Employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing Grantee’s participation in the Plan.
Grantee understands that the Company, any Affiliate and/or the Employer may hold certain personal data about Grantee, including, but not limited to, Grantee’s name, home address and telephone number, email address, date of birth, social insurance, passport or other identification number, salary, nationality, job title, any Shares of stock or directorships held in the Company, details of all Restricted Share Units or any other entitlement to Shares awarded, canceled, vested, unvested or outstanding in his or her favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Grantee understands that Data may be transferred to the Equity Account Administrator or such other stock plan service provider as may be selected by the Company in the future, which is assisting in the implementation, administration and management of the Plan, that the recipients of the Data may be located in Grantee’s country, or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Grantee’s country. Grantee understands that Grantee may request a list with the names and addresses of any potential recipients of the Data by contacting the U.S. human resources representative or stock plan services. Grantee authorizes the Company, the Equity Account Administrator and other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Grantee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the Restricted Share Units may be deposited. Grantee understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan.
Grantee understands that Grantee may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case and without cost, by contacting in writing the U.S. human

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

resources representative. Grantee understands that refusal or withdrawal, rescission or termination of consent may affect his or her ability to participate in the Plan. For more information on the consequences of Grantee’s refusal to consent or withdrawal of consent, Grantee understands that Grantee may contact the U.S. human resources representative or stock plan services.
U.S. Transaction. Any Shares issued pursuant to the Restricted Share Units shall be delivered to Grantee through a brokerage account in the U.S. Grantee may hold Shares in his or her brokerage account in the U.S.; however, in no event will Shares issued to Grantee and/or Share certificates or other instruments be delivered to Grantee in Russia. Grantee is not permitted to make any public advertising or announcements regarding the Restricted Share Units or Shares in Russia, or promote these Shares to other Russian legal entities or individuals, and Grantee is not permitted to sell or otherwise dispose of Shares directly to other Russian legal entities or individuals. Grantee is permitted to sell Shares only on the Nasdaq Stock Market and only through a U.S. broker.
Settlement of Restricted Share Units and Sale of Shares. Due to local regulatory requirements, the Company reserves the right to require the immediate sale of any Shares to be issued to Grantee upon vesting of the Restricted Share Units. Grantee agrees that the Company is authorized to instruct its designated broker to assist with any such mandatory sale of the Shares (on his or her behalf pursuant to this authorization) and Grantee expressly authorizes the Company’s designated broker to complete the sale of such Shares, if so instructed by the Company. In such case, Grantee acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay Grantee the cash proceeds from the sale of the Shares, less any brokerage fees or commissions and subject to any obligation to satisfy Withholding Tax-related items. Grantee may hold the cash proceeds in the brokerage account in the U.S. for an indefinite period of time (e.g., for subsequent reinvestment). Grantee acknowledges that Grantee is not aware of any material nonpublic information with respect to the Company or any securities of the Company as of the date of this Agreement.
Exchange Control Information. Under exchange control regulations in Russia, Grantee may be required to repatriate certain cash amounts that Grantee receives with respect to the Restricted Share Units to Russia as soon as Grantee intends to use those cash amounts for any purpose, including reinvestment. If the repatriation requirements apply, such funds must initially be credited to Grantee through a foreign currency account at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to foreign banks in accordance with Russian exchange control laws.
Under the Directive of the Russian Central Bank (the “CBR”) N 5371-U which came into force on April 17, 2020, there are no restrictions on the transfer of cash into and from accounts opened by Russian currency residents with a foreign financial market institution other than a bank. Accordingly, the repatriation requirement in certain cases may not apply with respect to cash amounts received in an account that is considered by the CBR to be a foreign brokerage account opened with a financial market institution other than a bank. Statutory exceptions to the repatriation requirement also may apply.
Anti-Corruption Notification. Anti-corruption laws prohibit certain public servants, their spouses and their dependent children from owning any foreign source financial instruments (e.g., Shares of foreign companies such as the Company). Accordingly, Grantee should inform the Company if Grantee is covered by these laws because Grantee should not hold Shares acquired under the Plan.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Singapore
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Sale Restriction. Grantee agrees that any Common Shares acquired pursuant to the Restricted Share Units will not be offered for sale in Singapore prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”).

NOTIFICATIONS

Securities Law Notification. The grant of the Restricted Share Units is being made pursuant to the “Qualifying Person exemption” under section 273(1)(f) of the SFA under which it is exempt from the prospectus and registration requirements and is not made with a view to the underlying Common Shares being subsequently offered for sale to any other party. The Plan has not been and will not be lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Requirements. If Grantee is a director of a Singapore Subsidiary of the Company, Grantee must notify the Singapore Subsidiary in writing within two business days of receiving or disposing of an interest (e.g., Restricted Share Units, Common Shares) in the Company or within two business days of becoming a director if such an interest exists at the time. This notification requirement also applies to an associate director and to a shadow director (i.e., an individual who is not on the board of directors but who has sufficient control so that the board of directors acts in accordance with the “directions and instructions” of the individual) of a Singapore Subsidiary or affiliate of the Company. Grantee may contact Stock Plan Administration to obtain a sample form that can be used to satisfy this notification requirement.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Spain

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS
Nature of Grant. This provision supplements the “Nature of Grant” Section of the Appendix:

In accepting the Restricted Share Units, Grantee consents to participate in the Plan and acknowledges having received and read a copy of the Plan.

Grantee understands that the Company has unilaterally, gratuitously and discretionally decided to grant Restricted Share Units under the Plan to individuals who may be employees of the Company or any other entity in the Company Group throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any other entity in the Company Group. Consequently, Grantee understands that the Restricted Share Units are granted on the assumption and condition that such Restricted Share Units and any Common Shares acquired under the Plan shall not become a part of any employment contract (either with the Company or any other entity in the Company Group) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, Grantee understands that the Restricted Share Units would not granted but for the assumptions and conditions referred to above; thus, Grantee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of the Restricted Share Units shall be null and void.

Further, the vesting of the Restricted Share Units is expressly conditioned on Grantee’s active employment, such that if Grantee’s employment or service terminates for any reason whatsoever, the Restricted Share Units cease vesting immediately effective on the date of termination of employment. This will be the case, for example, even if Grantee (1) is considered to be unfairly dismissed without good cause (i.e., subject to a “despido improcedente”); (2) is dismissed for disciplinary or objective reasons or due to a collective dismissal; (3) terminates service due to a change of work location, duties or any other employment or contractual condition; (4) terminates service due to the Company’s or any entity in the Company Group’s unilateral breach of contract; or (5) is terminated from employment for any other reason whatsoever. Consequently, upon Grantee’s termination of employment for any of the above reasons, Grantee may automatically lose any rights to Restricted Share Units that were unvested on the date of termination.

NOTIFICATIONS
Exchange Control Notification. The acquisition, ownership and sale of Common Shares under the Plan must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be made each January for Common Shares owned as of December 31st of the prior year, by means of a D-6 form; however, if the value of the Common Shares acquired or sold exceeds €1,502,530 (or if Grantee holds 10% or more of the share capital of the Company or such other amount that would entitle Grantee to join the Company’s board of directors), the declaration must be filed also within one month of the acquisition or sale, as applicable.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Grantee is required to declare electronically to the Bank of Spain any securities accounts (including brokerage accounts held abroad), foreign instruments (including any Common Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Common Shares made to Grantee by the Company), depending on the amount of the transactions during the relevant year or the balances in such accounts as of December 31st of the relevant year. Generally, the report is required on an annual basis (by January 20 of each year). Grantee should consult with his or her personal advisor to ensure that Grantee is properly complying with his or her reporting obligations.
Foreign Asset/Account Reporting Notification. If Grantee holds rights or assets (e.g., Common Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Common Shares, cash, etc.) as of December 31 each year, Grantee is required to report certain information regarding such rights and assets on tax form 720. After such rights and/or assets are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported rights or assets increases by more than €20,000. If reporting is required, the reporting must be completed by the following March 31. Grantee should consult his or her personal tax advisor for details regarding this requirement.

Securities Law Notification. The Restricted Share Units described in this document do not qualify as securities under Spanish regulations. No “offer of securities to the public,” within the meaning of Spanish law, has taken place or will take place in the Spanish territory. The Plan, the Award Terms (including this Appendix), and any other documents evidencing the award of Restricted Share Units have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and none of those documents constitutes a public offering prospectus.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Sweden

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

Authorization to Withhold. This provision supplements Section 4 of the Award Terms:

Without limiting the Company’s and the Employer’s authority to satisfy their obligations for Withholding Taxes as set forth in Section 4 of the Award Terms, by accepting the Restricted Share Units, Grantee authorizes the Company and/or the Employer to withhold Common Shares or to sell Common Shares otherwise deliverable to Grantee upon vesting of the Restricted Share Units to satisfy any Withholding Taxes, regardless of whether the Company and/or the Employer have an obligation to withhold such Withholding Taxes.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for Taiwan

Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms
TERMS AND CONDITIONS
Data Privacy Acknowledgement. Grantee hereby acknowledges that he or she has read and understands the terms regarding collection, processing and transfer of Data contained in the “Data Privacy Information and Consent for Grantees outside the European Economic Area” Section of the Appendix and, by participating in the Plan, Grantee agrees to such terms. In this regard, upon request of the Company or the Employer, Grantee agrees to provide an executed data privacy consent form to the Employer or the Company (or any other agreements or consents that may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in Grantee’s country, either now or in the future. Grantee understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.

NOTIFICATIONS
Securities Law Notification. The offer of participation in the Plan is available only for employees of the Company Group. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.

Exchange Control Notification. Grantee may acquire and remit foreign currency (including proceeds from the sale of Common Shares or the receipt of any dividends paid on such Common Shares) into and out of Taiwan up to US$5,000,000 per year. If the transaction amount is TWD$500,000 or more in a single transaction, Grantee must submit a Foreign Exchange Transaction Form and provide supporting documentation to the satisfaction of the bank involved in the transaction. Grantee should consult his or her personal advisor to ensure compliance with any applicable exchange control laws in Taiwan.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for the United Kingdom
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

TERMS AND CONDITIONS

Tax Withholding and Payment. This section supplements Section 4 of the Award Terms:

Without limitation to Section 4 of the Award Terms, Grantee agrees that Grantee is liable for all Withholding Taxes and hereby covenants to pay all such Withholding Taxes, as and when requested by the Company or the Employer or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). Grantee also agrees to indemnify and keep indemnified the Company and the Employer against any Withholding Taxes that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on Grantee’s behalf.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

Appendix for the United States of America
Additional terms and Conditions of the
Activision Blizzard, Inc.
2014 Incentive Plan
Restricted Share Unit Award Terms

1.Definitions.
(a)For U.S. Grantees only, the following terms shall have the meanings set forth below:
“Employment Violation” means (1) any material breach by Grantee of his or her employment agreement with any entity in the Company Group for so long as the terms of such employment agreement shall apply to Grantee (with any breach of the post-termination obligations contained therein deemed to be material for purposes of this definition) and (2) a good faith belief by the Company, after investigation, that Grantee has engaged in harassment based on any legally protected category or has retaliated against anyone for reporting a concern or potential misconduct in good faith.

“Look-back Period” means, with respect to any Employment Violation by Grantee, the period beginning on the date which is 12 months prior to the date of such Employment Violation by Grantee and ending on the date of computation of the Recapture Amount with respect to such Employment Violation.

“Recapture Amount” means, with respect to any Employment Violation by Grantee, the gross gain realized or unrealized by Grantee upon all vesting of Restricted Share Units or delivery or transfer of Vested Shares during the Look-back Period with respect to such Employment Violation, which gain shall be calculated as the sum of:
(i)    if the Company and/or the Employer has satisfied any Withholding Taxes resulting from the vesting of any Restricted Share Units, the issuance or transfer of any Vested Shares or otherwise in connection with the Award during the Look-back Period by withholding Vested Shares or selling Vested Shares on Grantee’s behalf, the amount of the Withholding Taxes so satisfied; plus
(ii)    if Grantee has received Vested Shares during such Look-back Period and sold any such Vested Shares, an amount equal to the sum of the sales price for all such Vested Shares; plus
(iii)    if Grantee has received Vested Shares during such Look-back Period and not sold all such Vested Shares, an amount equal to the product of (A) the greatest of the following: (1) the Market Value per Share of Common Shares on the date such Vested Shares were issued or transferred to Grantee, (2) the arithmetic average of the per share closing sales prices of Common Shares as reported on Nasdaq for the 30 trading day period ending on the trading day immediately preceding the date of the Company’s written notice of its exercise of its rights under Section 3 hereof, or (3) the arithmetic average of the per share closing sales prices of Common Shares as reported on Nasdaq for the 30 trading day period ending on the trading day immediately preceding the date of computation, times (B) the number of such Vested Shares which were not sold; plus

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)

2.Conflict with Employment Agreement or Plan. In the event of any conflict between the terms of any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time and the terms of the Grant Notice or these Award Terms, the terms of the Grant Notice or these Award Terms, as the case may be, shall control. In the event of any conflict between the terms of any employment agreement, service contract or offer letter between Grantee and any entity in the Company Group in effect at the time and the terms of the Plan, the terms of the Plan shall control.
3.Employment Violation. The terms of this Section 3 shall apply to the Restricted Share Units if Grantee is or becomes subject to an employment agreement with any entity in the Company Group. In the event of an Employment Violation, the Company shall have the right to require (a) the forfeiture by Grantee to the Company of any outstanding Restricted Share Units or Vested Shares which have yet to settle pursuant to Section 8 of Exhibit A and (b) payment by Grantee to the Company of the Recapture Amount with respect to such Employment Violation; provided, however, that, in lieu of payment by Grantee to the Company of the Recapture Amount, Grantee, in his or her discretion, may tender to the Company the Vested Shares acquired during the Look-back Period with respect to such Employment Violation (without any consideration from the Company in exchange therefor). Any such forfeiture of Restricted Share Units and payment of the Recapture Amount, as the case may be, shall be in addition to, and not in lieu of, any other right or remedy available to the Company arising out of or in connection with such Employment Violation, including, without limitation, the right to terminate Grantee’s employment if not already terminated and to seek injunctive relief and additional monetary damages.

Global RSU Grant Award Agreement for Certain New Hire Employees (as of March 2022)